Exhibit 99.01

Shutterfly Announces Third Quarter 2010 Financial Results

●	Net revenues increase 21% year-over-year to $49.0 million
●	39th consecutive quarter of year-over year net revenue growth
●	GAAP net loss of ($0.17) per diluted share
●	Adjusted EBITDA of $2.2 million

REDWOOD CITY, October 27, 2010 -- Shutterfly, Inc. (NASDAQ:SFLY), a leading Internet-based social expression and personal publishing service, today announced financial results for the three months ended September 30, 2010.

“Shutterfly continued the momentum from the first half of the year to drive record third quarter revenues, customers, orders and EBITDA,” said President and Chief Executive Officer Jeffrey Housenbold. “Investments in our product and service offerings, platform infrastructure and people throughout 2010 have positioned us well for the Q4 holiday shopping period. Our commitment to innovation, design forward products and services, customer friendly policies, industry-leading quality and focused financial discipline continue to differentiate Shutterfly from the competition.”

Third Quarter 2010 Financial Highlights

●	Net revenues totaled $49.0 million, a 21% year-over-year increase and a 25% increase excluding referral fee revenue.
●	Third quarter 2010 represents the 39th consecutive quarter of year-over-year net revenue growth.
●	Personalized Products & Services net revenues totaled $32.7 million, a 38% year-over-year increase and a 47% increase excluding referral fee revenue.
●	Personalized Products & Services net revenues represented 67% of total net revenues.
●	Net revenues from prints totaled $15.7 million and were in line with the third quarter of 2009.
●	Commercial print net revenues totaled $0.6 million.
●	Existing customers generated 76% of total net revenues.
●	Gross profit margin was 49% of net revenues, compared to 47% in the third quarter of 2009.
●	Operating expenses, excluding $3.7 million of stock-based compensation, totaled $28.3 million.
●	GAAP net loss was ($4.8) million, compared to a net loss of ($6.3) million in the third quarter of 2009.
●	GAAP net loss per diluted share was ($0.17), compared to a net loss per diluted share of ($0.25) in the third quarter of 2009.
●	Adjusted EBITDA was $2.2 million, compared to $2.0 million in the third quarter of 2009.
●	At September 30, 2010, the Company had $160.5 million of cash and cash equivalents.

Third Quarter 2010 Operating Metrics

●	Transacting customers totaled 1.2 million, a 27% increase over the third quarter of 2009.
●	Orders totaled 2.0 million, a 20% increase over the third quarter of 2009.
●	Average order value was $23.75, a 3% increase over the third quarter of 2009.

Recent Operating Highlights

●
Continued to improve our photo book creation experience by adding access to Picasa images from the photo book creation path, and by introducing new styles like travel, vacation, and holiday and enhancing layout control options.

●
Launched Shutterfly’s largest holiday collection ever with nearly 1,400 new holiday designs across all form factors – including our new 5x5 flat stationery cards with new innovations like “Story Cards” and “Tarjetas de Navidad.” Expanded our direct mail service to include 5x5 stationery cards in addition to 5x7 stationery cards and folded greeting cards.

●
Enhanced features added to Shutterfly’s Classroom and Youth Sports Share sites to offer parents, teachers and coaches a powerful, easy-to-use solution for sharing information, photos and videos. Partnered with AYSO to make Share sites available to over 50,000 soccer teams across the country.

●
Expanded retail presence by providing Shutterfly customers more shopping options with in-store pickup at CVS/pharmacy and Walgreens locations, and by offering Best Buy customers promotional offers for photo books.

●	Introduced new calendar designs and form factors and unveiled a new home décor collection in time for the holiday gift giving season.

Business Outlook

The Company's current financial expectations for the fourth quarter and the full year 2010 are as follows:

Fourth Quarter 2010:

●	Net revenues to range from $148.5 million to $153.5 million, a year-over-year increase of 13% to 17%.
●	GAAP gross profit margins to range from 60% to 62% of net revenues.
●	Non-GAAP gross profit margins to range from 60% to 62% of net revenues.
●	GAAP operating income to range from $40 million to $44 million.
●	Non-GAAP operating income to range from $44 million to $48 million.
●	GAAP effective tax rate to range from 36% to 38%.
●	Non-GAAP effective tax rate to range from 36% to 37%.
●	GAAP diluted net income per share to range from $0.86 to $0.92.
●	Non-GAAP diluted net income per share to range from $0.97 to $1.04.
●	Weighted average diluted shares of approximately 29.5 million.
●	Adjusted EBITDA to range from $49.5 million to $53.5 million.

Full Year 2010:

●	Net revenues to range from $290 million to $295 million, a year-over-year increase of 18% to 20%.
●	GAAP gross profit margins to range from 55% to 56% of net revenues.
●	Non-GAAP gross profit margins to range from 56% to 57% of net revenues.
●	GAAP operating income to range from $14 million to $18 million.
●	Non-GAAP operating income to range from $33 million to $37 million.
●	GAAP effective tax rate to range from 32% to 37%.
●	Non-GAAP effective tax rate to range from 36% to 37%.
●	GAAP diluted net income per share to range from $0.34 to $0.40.
●	Non-GAAP diluted net income per share to range from $0.74 to $0.81.
●	Weighted average diluted shares of 29.0 million.
●	Adjusted EBITDA to range from 19.5% to 20.5% of net revenues.
●	Capital expenditures to range from $22 million to $24 million.

Notes to the Third Quarter 2010 Financial Results, and Business Outlook

Adjusted EBITDA is a non-GAAP financial measure that the Company defines as earnings before interest, taxes, depreciation, amortization and stock-based compensation.

Free cash flow is a non-GAAP financial measure that the Company defines as Adjusted EBITDA minus purchases of property, plant, and equipment, and capitalization of software and website development costs.

Print revenues consist of photo prints in wallet, 2x6, 4x6, 5x7, 8x10, photocards, and large format sizes.

Personalized Products and Services (“PPS”) revenues primarily include photo books, stationery and folded greeting cards, calendars, and photo-based merchandise.  PPS also includes revenue from advertising and sponsorship programs and referral fees.  The Company’s referral fee program was discontinued effective March 31, 2010, and no referral fee revenue has been recorded subsequent to that date.

Commercial printing revenues are a separate component of net revenues and are excluded from prints and PPS revenues.

Average order value is defined as total net revenues, excluding commercial printing revenues, divided by total orders.

The foregoing financial guidance replaces any of the Company’s previously issued guidance and all such previous guidance should no longer be relied upon.

Third Quarter 2010 Conference Call

Management will review the third quarter 2010 financial results and its expectations for the fourth quarter and full year 2010 on a conference call on Wednesday, October 27, 2010 at 2:00 p.m. Pacific Daylight Time (5:00 p.m. Eastern Daylight Time).  To listen to the call and view the accompanying slides, please visit http://www.shutterfly.com. In the Investor Relations area, found in the "About Us" section, click on the link provided for the webcast, or dial 970-315-0490.  The webcast, as well as a podcast, will be archived and available at http://www.shutterfly.com.  A replay of the conference call will be available through Monday, November 1, 2010. To hear the replay, please dial 706-645-9291, replay passcode 14159021.

About Non-GAAP Financial Information

This press release contains certain non-GAAP financial measures.  Tables are provided at the end of this press release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP).  These non-GAAP financial measures include non-GAAP gross margins, non-GAAP operating income (loss) and the related operating income (loss) margins, non-GAAP income (loss) per share, adjusted EBITDA and free cash flow.   For more information, please see Shutterfly's SEC Filings.

To supplement the Company's consolidated financial statements presented on a GAAP basis, the Company believes that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company's financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to net income (loss) or net income (loss) per share determined in accordance with GAAP.

Notice Regarding Forward-Looking Statements

This media release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include all statements regarding the Company's financial expectations for the fourth quarter and full year 2010 set forth under the caption "Business Outlook." The Company's actual results may differ materially from those anticipated in these forward-looking statements. Factors that might contribute to such differences include, among others, economic downturns and the general state of the economy, our ability to expand our customer base and meet production requirements; our ability to retain and hire necessary employees, including seasonal personnel, and appropriately staff our operations; the impact of seasonality on our business; our ability to develop on a timely basis, as well as consumer acceptance of, new products and services; our ability to develop additional adjacent lines of business;  unforeseen changes in expense levels; and competition, which could lead to pricing pressure. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the "Risk Factors" sections of the Company's Form 10-K for the year ended December 31, 2009, and the Company's other filings, which are available on the Securities and Exchange Commission's Web site at www.sec.gov. These forward-looking statements are based on current expectations and the Company assumes no obligation to update this information.

# # #

About Shutterfly
Founded in 1999, Shutterfly, Inc. is an Internet-based social expression and personal publishing service.  Shutterfly provides high quality products and world class services that make it easy, convenient and fun for consumers to preserve their digital photos in a creative and thoughtful manner.  Shutterfly's flagship product is its award-winning photo book line, which helps consumers celebrate memories and tell their stories in professionally bound coffee table books.  More information about Shutterfly (NASDAQ:SFLY) is available at www.shutterfly.com.  Shutterfly and Shutterfly.com are trademarks of Shutterfly, Inc.

Contacts Media Relations: Gretchen Sloan, 650-610-5276 gsloan@shutterfly.com	Investor Relations: John Kaelle, 650-610-3541 jkaelle@shutterfly.com

Shutterfly, Inc.
Condensed Consolidated Statement of Operations
(In thousands, except per share amounts)
(Unaudited)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009

Net revenues	$48,958	$40,495	$141,507	$115,365
Cost of net revenues	24,906	21,420	70,663	61,161
Gross profit	24,052	19,075	70,844	54,204
Operating expenses:
Technology and development	11,602	11,390	36,248	33,347
Sales and marketing	11,500	9,377	32,968	26,075
General and administrative	8,927	7,363	27,348	22,642
Total operating expenses	32,029	28,130	96,564	82,064
Loss from operations	(7,977)	(9,055)	(25,720)	(27,860)
Interest expense	-	(22)	(42)	(136)
Interest and other income, net	26	74	462	681
Loss before income taxes	(7,951)	(9,003)	(25,300)	(27,315)
Benefit from income taxes	3,181	2,657	9,914	9,083
Net loss	$(4,770)	$(6,346)	$(15,386)	$(18,232)

Net loss per share - basic and diluted	$(0.17)	$(0.25)	$(0.57)	$(0.72)

Weighted-average shares outstanding - basic and diluted	27,292	25,517	26,827	25,303

Stock-based compensation is allocated as follows:

Cost of net revenues	$120	$119	$380	$297
Technology and development	759	1,077	2,316	2,292
Sales and marketing	870	955	2,938	2,428
General and administrative	2,117	2,005	6,665	4,778
	$3,866	$4,156	$12,299	$9,795

Shutterfly, Inc.
Condensed Consolidated Balance Sheet
(In thousands, except par value amounts)
(Unaudited)

	September 30,	December 31,
	2010	2009

ASSETS
Current assets:
Cash and cash equivalents	$160,512	$132,812
Short-term investments	-	47,925
Accounts receivable, net	2,506	5,472
Inventories	3,427	2,968
Deferred tax asset, current portion	2,747	2,243
Prepaid expenses and other current assets	18,863	4,501
Total current assets	188,055	195,921
Property and equipment, net	38,798	41,845
Goodwill and intangible assets, net	12,034	13,406
Deferred tax asset, net of current portion	17,455	14,674
Other assets	5,050	5,467
Total assets	$261,392	$271,313

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$8,982	$13,116
Accrued liabilities	14,499	32,793
Deferred revenue	9,169	8,602
Total current liabilities	32,650	54,511
Other liabilities	3,112	1,638
Total liabilities	35,762	56,149

Stockholders' equity
Common stock, $0.0001 par value; 100,000 shares authorized; 27,353 and
25,909 shares issued and outstanding on September 30, 2010 and
December 31, 2009, respectively	3	3
Additional paid-in-capital	252,262	226,410
Accumulated deficit	(26,635)	(11,249)
Total stockholders' equity	225,630	215,164
Total liabilities and stockholders' equity	$261,392	$271,313

Shutterfly, Inc.
Condensed Consolidated Statement of Cash Flows
(In thousands)
(Unaudited)
	Nine Months Ended
	September 30,
	2010	2009

Cash flows from operating activities:
Net loss	$(15,386)	$(18,232)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	18,398	18,844
Amortization of intangible assets	1,892	1,491
Stock-based compensation, net of forfeitures	12,299	9,795
Loss/(gain) on disposal of property and equipment	(243)	79
Deferred income taxes	(3,285)	1,223
Tax benefit/(charge) from stock-based compensation	4,302	(93)
Excess tax benefits from stock-based compensation	(4,687)	(427)
Changes in operating assets and liabilities:
Accounts receivable, net	3,027	2,389
Inventories	(459)	294
Prepaid expenses and other current assets	(14,362)	(10,700)
Other assets	1,977	(2,421)
Accounts payable	(4,935)	(5,083)
Accrued and other liabilities	(16,997)	(14,737)
Deferred revenue	567	(546)
Net cash used in operating activities	(17,892)	(18,124)

Cash flows from investing activities:
Acquisition of business and intangibles, net of cash acquired	(150)	(796)
Purchases of property and equipment	(11,532)	(8,272)
Capitalization of software and website development costs	(4,608)	(3,032)
Proceeds from sale of equipment	216	-
Proceeds from the sale of auction rate securities	47,925	3,875
Net cash provided by (used in) investing activities	31,851	(8,225)

Cash flows from financing activities:
Principal payments of capital lease obligations	(7)	(90)
Proceeds from issuance of common stock upon exercise of stock options	9,061	2,139
Excess tax benefits from stock-based compensation	4,687	427
Shares withheld for payment of employees' withholding tax liability	-	(1,041)
Net cash provided by financing activities	13,741	1,435

Net increase (decrease) in cash and cash equivalents	27,700	(24,914)
Cash and cash equivalents, beginning of period	132,812	88,164
Cash and cash equivalents, end of period	$160,512	$63,250

Supplemental schedule of non-cash investing activities
Net change in accrued purchases of property and equipment	$741	$1,524
Escrow liability from acquisition of business	-	150

Shutterfly, Inc.
User Metrics Disclosure

	Three Months Ended
	September,
	2010		2009

User Metrics

Customers	1,246,389		981,670
year-over-year growth	27%		7%

Orders	2,037,162		1,704,591
year-over-year growth	20%		3%

Average order value (1)	$23.75		$23.03
year-over-year growth	3%		6%

Average orders per customer	1.6	x	1.7	x

(1) Average order value excludes commercial printing revenue

Shutterfly, Inc.
Reconciliation of Forward-Looking Guidance for Non-GAAP Financial Measures to GAAP Measures
(In millions, except per share amounts)

	Forward-Looking Guidance
	GAAP							Non-GAAP
	Range of Estimate		Adjustments					Range of Estimate
	From	To	From	To				From	To

Three Months Ending December 31, 2010

Net revenues	$148.5	$153.5	-		-			$148.5	$153.5
Gross profit margin	60%	62%	-		-	[a	]	60%	62%
Operating income	$40	$44		$4		[b	]	$44	$48
Operating margin	27%	29%		3%		[b	]	30%	32%

Stock-based compensation	$4.2	$4.2	$4.2		$4.2			-	-
Amortization of intangible assets	$0.6	$0.6	$0.6		$0.6			-	-

Adjusted EBITDA*								$49.5	$53.5

Diluted earnings per share	$0.86	$0.92	$0.11		$0.12	[c	]	$0.97	$1.04
Diluted shares	29.5	29.5	-		-			29.5	29.5
Effective tax rate	36%	38%	-		(1%)	[d	]	36%	37%

Twelve Months Ending December 31, 2010

Net revenues	$290.0	$295.0	-		-			$290.0	$295.0
Gross profit margin	55%	56%		1%		[e	]	56%	57%
Operating income	$14	$18		$19		[f	]	$33	$37
Operating margin	5%	6%	6%		7%	[f	]	11%	13%

Stock-based compensation	$16.5	$16.5	$16.5		$16.5			-	-
Amortization of intangible assets	$2.5	$2.5	$2.5		$2.5			-	-

Adjusted EBITDA*								$57	$60
Adjusted EBITDA* margin								19.5%	20.5%

Diluted earnings per share	$0.34	$0.40	$0.40		$0.41	[g	]	$0.74	$0.81
Diluted shares	29.0	29.0	-		-			29.0	29.0
Effective tax rate	32%	37%	4%		-	[h	]	36%	37%

Capital expenditures	$22	$24						$22	$24

*	Adjusted EBITDA is a non-GAAP financial measure defined as earnings before interest, taxes, depreciation, amortization and stock-based compensation.
[a]	Reflects estimated adjustments for stock-based compensation expense of approximately $100k and amortization of purchased intangible assets of approximately $600k.
[b]	Reflects estimated adjustments for stock-based compensation expense of approximately $4.2 million and amortization of purchased intangible assets of approximately $600k.
[c]	Reflects the estimated adjustments in item [b] and the income tax impact related to these adjustments.
[d]	Reflects the estimated adjustments to the effective tax rate based on the adjustments in item [b].
[e]	Reflects estimated adjustments for stock-based compensation expense of approximately $500k and amortization of purchased intangible assets of approximately $2.3 million.
[f]	Reflects estimated adjustments for stock-based compensation expense of approximately $16.5 million and amortization of purchased intangible assets of approximately $2.5 million.
[g]	Reflects the estimated adjustments in item [f] and the income tax impact related to these adjustments.
[h]	Reflects the estimated adjustments to the effective tax rate based on the adjustments in item [f].

Shutterfly, Inc.
Reconciliation of GAAP Gross Profit Margin to Non-GAAP Gross Profit Margin
(In thousands)
(Unaudited)
	Three Months Ended							Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,
	2009	2009	2009	2009	2010	2010	2010	2009

GAAP gross profit	$16,340	$18,789	$19,075	$80,580	$23,164	$23,628	$24,052	$134,784
Stock-based compensation expense within cost of net revenues	95	82	119	119	131	129	120	416
Amortization of intangible assets within cost of net revenues	367	394	460	488	556	552	541	1,709

Non-GAAP gross profit	$16,802	$19,265	$19,654	$81,187	$23,851	$24,309	$24,713	$136,909

Non-GAAP gross profit margin	47%	50%	49%	62%	52%	52%	50%	56%

Shutterfly, Inc.
Reconciliation of GAAP Operating Margin to Non-GAAP Operating Margin
(In thousands)
(Unaudited)
	Three Months Ended							Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,
	2009	2009	2009	2009	2010	2010	2010	2009

GAAP operating income (loss)	$(9,396)	$(9,408)	$(9,055)	36,569	(7,963)	(9,780)	(7,977)	$8,710
Stock-based compensation expense	2,804	2,834	4,156	4,479	4,374	4,059	3,866	14,273
Amortization of intangible assets	457	484	550	581	647	642	603	2,072

Non-GAAP operating income (loss)	$(6,135)	$(6,090)	$(4,349)	$41,629	$(2,942)	$(5,079)	$(3,508)	$25,055

Non-GAAP operating margin	(17%)	(16%)	(11%)	32%	(6%)	(11%)	(7%)	10%

Shutterfly, Inc.
Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (Loss)
(In thousands)
(Unaudited)
	Three Months Ended							Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,
	2009	2009	2009	2009	2010	2010	2010	2009

GAAP net income (loss)	$(6,232)	$(5,655)	$(6,346)	$24,086	$(4,731)	$(5,885)	$(4,770)	$5,853
Stock-based compensation expense	2,804	2,834	4,156	4,479	4,374	4,059	3,866	14,273
Amortization of intangible assets	457	484	550	581	647	642	603	2,072
Income taxes associated with certain non-GAAP entries	(1,168)	(1,190)	(1,255)	(1,542)	(2,028)	(1,945)	(1,908)	(5,155)

Non-GAAP net income (loss)	$(4,139)	$(3,527)	$(2,895)	$27,604	$(1,738)	$(3,129)	$(2,209)	$17,043

Diluted net income (loss) per share:
GAAP	$(0.25)	$(0.22)	$(0.25)	$0.88	$(0.18)	$(0.22)	$(0.17)	$0.22
Non-GAAP	$(0.16)	$(0.14)	$(0.11)	$1.01	$(0.07)	$(0.12)	$(0.08)	$0.64

Shares used in GAAP and non-GAAP diluted net income (loss)
per-share calculation	25,148	25,246	25,517	27,433	26,238	26,952	27,292	26,810

Shutterfly, Inc.
Reconciliation of GAAP to Non-GAAP Effective Tax Rate
(In thousands)
(Unaudited)
	Three Months Ended							Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,
	2009	2009	2009	2009	2010	2010	2010	2009

GAAP benefit (provision) for income taxes	$2,928	$3,497	$2,657	(12,596)	3,011	3,722	3,181	$(3,514)
Income taxes associated with certain non-GAAP entries	(1,168)	(1,190)	(1,255)	(1,542)	(2,028)	(1,945)	(1,908)	(5,155)

Non-GAAP benefit (provision) for income taxes	$1,760	$2,307	$1,402	$(14,138)	$983	$1,777	$1,273	$(8,669)

GAAP income (loss) before income taxes	$(9,160)	$(9,152)	$(9,003)	36,682	(7,742)	(9,607)	(7,951)	$9,367
Stock-based compensation expense	2,804	2,834	4,156	4,479	4,374	4,059	3,866	14,273
Amortization of intangible assets	457	484	550	581	647	642	603	2,072

Non-GAAP income (loss) before income taxes	$(5,899)	$(5,834)	$(4,297)	$41,742	$(2,721)	$(4,906)	$(3,482)	$25,712

GAAP effective tax rate	32%	38%	30%	34%	39%	39%	40%	38%

Non-GAAP effective tax rate	30%	40%	33%	34%	36%	36%	37%	34%

Shutterfly, Inc.
Reconciliation of Net Income (Loss) to Non-GAAP Adjusted EBITDA
(In thousands)
(Unaudited)	Three Months Ended							Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,
	2009	2009	2009	2009	2010	2010	2010	2009

GAAP net income (loss)	$(6,232)	$(5,655)	$(6,346)	$24,086	$(4,731)	$(5,885)	$(4,770)	5,853
Interest expense	88	27	22	20	21	21	-	157
Interest and other income, net	(324)	(283)	(74)	(133)	(242)	(194)	(26)	(814)
Tax provision	(2,928)	(3,497)	(2,657)	12,596	(3,011)	(3,722)	(3,181)	3,514
Depreciation and amortization	6,706	6,779	6,850	6,859	7,020	6,949	6,321	27,194
Stock-based compensation expense	2,804	2,834	4,156	4,479	4,374	4,059	3,866	14,273

Non-GAAP Adjusted EBITDA	$114	$205	$1,951	$47,907	$3,431	$1,228	$2,210	$50,177

Shutterfly, Inc.
Reconciliation of Cash Flow from Operating Activities to Non-GAAP Adjusted EBITDA and Free Cash Flow
(In thousands)
(Unaudited)
	Three Months Ended							Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,
	2009	2009	2009	2009	2010	2010	2010	2009

Net cash provided by (used in) operating activities	(19,258)	2,847	(1,714)	72,015	(28,264)	5,101	5,271	53,890
Interest expense	88	27	22	20	21	21	-	157
Interest and other income, net	(324)	(283)	(74)	(133)	(242)	(194)	(26)	(814)
Tax provision	(2,928)	(3,497)	(2,657)	12,596	(3,011)	(3,722)	(3,181)	3,514
Changes in operating assets and liabilities	24,510	(1,236)	7,529	(38,238)	33,153	(1,969)	(2)	(7,435)
Other adjustments	(1,974)	2,347	(1,155)	1,647	1,774	1,991	148	865
Non-GAAP Adjusted EBITDA	114	205	1,951	47,907	3,431	1,228	2,210	50,177
Less: Purchases of property and equipment	(4,158)	(1,826)	(3,811)	(3,969)	(5,534)	(4,010)	(2,729)	(13,764)
Less: Capitalized technology & development costs	(824)	(1,114)	(1,094)	(859)	(802)	(1,247)	(2,559)	(3,891)

Free cash flow	$(4,868)	$(2,735)	$(2,954)	$43,079	$(2,905)	$(4,029)	$(3,078)	$32,522